HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-6779 - PremierSolutions Standard (Series A-II)

333-151805	HV-6778 - Premier Innovations(SM) (Series II)
333-151805	HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

Supplement dated January 10, 2014 to your Prospectus

1.  FUND CLOSURES

Effective after market close on or about January 31, 2014, the following sub-accounts are closed to new Contracts:

The Hartford Target Retirement 2010 Fund - Class R4

The Hartford Target Retirement 2015 Fund - Class R4

The Hartford Target Retirement 2020 Fund - Class R4

The Hartford Target Retirement 2025 Fund - Class R4

The Hartford Target Retirement 2030 Fund - Class R4

The Hartford Target Retirement 2035 Fund - Class R4

The Hartford Target Retirement 2040 Fund - Class R4

The Hartford Target Retirement 2045 Fund - Class R4

The Hartford Target Retirement 2050 Fund - Class R4

2.  FUND CLOSURE

THE HARTFORD VALUE FUND – CLASS R4

Effective January 17, 2014, The Hartford Value Fund Sub-Account is closed to new and subsequent Contributions and transfers of Participant Account values.

3.  FUND NAME CHANGE

Effective February 28, 2014, the following name change is made to your Prospectus:

Old Name	New Name
The Hartford Capital Appreciation II Fund - Class R4	The Hartford Global Capital Appreciation Fund - Class R4

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.